EQ ADVISORS TRUSTSM

AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

SUPPLEMENT DATED DECEMBER 22, 2017 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2017, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2017 as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information (“SAI”) and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding portfolio managers changes with respect to the AXA/Templeton Global Equity Managed Volatility Portfolio (the “Portfolio”):

AXA/Templeton Global Equity Managed Volatility Portfolio

Cindy L. Sweeting, CFA, President and Director of Templeton Investment Counsel, LLC and lead portfolio manager for the Active Allocation Portion of the Portfolio, will be retiring effective December 31, 2017. Effective January 1, 2018, Cindy Sweeting will no longer serve as a Portfolio Manager for the Portfolio and Norm Boersma, CFA will become the person primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio. In conjunction with this change, the entity with which the Portfolio’s Adviser, AXA Equitable Funds Management Group, LLC, contracts to provide sub-advisory services with respect to the Portfolio will change from Templeton Investment Counsel, LLC to Templeton Global Advisors Limited.

Effective January 1, 2018, the section of the Prospectus entitled “AXA/Templeton Global Equity Managed Volatility Portfolio – Who Manages the Portfolio – Sub-Adviser: Templeton Investment Counsel, LLC (“Templeton”)” is deleted in its entirety and replaced with the following information:

Sub-Adviser: Templeton Global Advisors Limited (“Templeton Global”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Norm Boersma, CFA®	President and Lead Portfolio Manager of Templeton Global	January 2018

Effective January 1, 2018, the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Templeton Investment Counsel, LLC (“Templeton”)” is deleted in its entirety and replaced with the following information:

Templeton Global Advisors Limited (“Templeton Global”), located in Lyford Cay, Nassau, Bahamas, is the Sub-Adviser to the Active Allocated Portion of the AXA/Templeton Global Equity Managed Volatility Portfolio. Templeton Global is a subsidiary of Franklin Resources Inc. The firm primarily provides its services to high net worth individuals, investment companies, pooled investment vehicles, pension and profit sharing plans, charitable organizations, corporations, state or municipal government entities, and insurance companies. As of September 30, 2017, Templeton Global had approximately $42.8 billion in assets under management.

Norm Boersma, CFA®, is the President and a lead portfolio manager of Templeton Global. He is also the chief investment officer of Templeton Global Equity Group (“TGEG”) and previously served as director of research and portfolio management. In 2011, Mr. Boersma took on the role of lead portfolio manager of TGEG’s flagship fund, Templeton Growth Fund. He is also lead portfolio manager for the Templeton Growth (Euro) Fund, the Templeton World Fund and related strategies. Mr. Boersma joined Franklin Templeton in 1991 and was an investment officer with the Ontario Hydro Pension Fund prior to that.

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Effective January 1, 2018, all references in the SAI to Templeton Investment Counsel, LLC in relation to the Portfolio are deleted.

Effective January 1, 2018, the first paragraph of the section of the SAI entitled “Investment Management and Other Services – The Adviser” is hereby amended to include the following information:

Templeton Global Advisors Limited., (“Templeton Global” or “Sub-Adviser”) serves as investment sub-adviser to the Active Allocated Portion of the AXA/Templeton Global Equity Managed Volatility Portfolio, as described more fully in the Prospectus.

Effective January 1, 2018, the section of the SAI entitled “Investment Management and Other Services – The Sub-Advisers” is hereby amended to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
AXA/Templeton Global Equity Managed Volatility Portfolio	Templeton Global is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”), a publicly owned company engaged in the financial services industry. Charles B. Johnson and Rupert H. Johnson, Jr. are principal shareholders of Resources.

Effective January 1, 2018, the section of the SAI entitled “Appendix C – EQ Advisors Trust – Portfolio Manager Information – Templeton Investment Counsel, LLC (“Templeton” or “Sub-Adviser”)” is deleted in its entirety and replaced with the following information:

Templeton Global Advisors Limited (“Templeton or Sub-Adviser”)
Presented below for each portfolio manager is the number of other accounts of the Adviser  managed by the portfolio manager and the total
	assets in the accounts managed within each category as of November 30, 2017						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO
Norm Boersma, CFA	11	$31,662.4	10	$12,757.2	4	$714.4	0	N/A	0	N/A	0	N/A

Description of any Material Conflicts

Conflicts. The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for the fiscal year completed December 31, 2016

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.

Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary — Each portfolio manager is paid a base salary.

Annual Bonus — Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment Performance — Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-Investment Performance — The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

Responsibilities — The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional Long-Term Equity-Based Compensation — Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Ownership of Securities of the Portfolio as of November 30, 2017

Portfolio Manager	None	$1 - $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
AXA/TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO
Norm Boersma	X